                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 3, 2004

                               -------------------

                              ALLEGHANY CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                      1-9371                   51-0283071
              --------                      ------                   ----------
(State or other jurisdiction of  (Commission File Number)   (IRS Employer Identification No.)
      Incorporation)

                      375 Park Avenue, Suite 3201
                           New York, New York                           10152
                  ----------------------------------------            ----------
                  (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (212) 752-1356

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

Exhibit Number                                   Description
--------------                                   -----------

99.1                                             2004 Second Quarter Earnings
                                                 Release, dated August 3, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 3, 2004, Alleghany Corporation issued a press release on the subject of its 2004 second quarter consolidated earnings, A copy of such release is furnished herewith as Exhibit 99.1. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ALLEGHANY CORPORATION

                                                     /s/ Peter R. Sismondo
                                                     --------------------------
                                                 By: Peter R. Sismondo
                                                     Vice President,
                                                     Controller,
                                                     Treasurer and Assistant
                                                      Secretary

Date: August 3, 2004

                                INDEX TO EXHIBITS

Exhibit Number                                            Exhibit Description
--------------                                            -------------------
99.1                                               2004 Second Quarter Earnings Release,
                                                   dated August 3, 2004